Exhibit 10.3

Credit Suisse First Boston (USA), Inc.
c/o Credit Suisse First Boston LLC
One Madison Avenue, 9th Floor
New York, New York 10010

August 12, 2005

VIA FAX 925-658-6175

The PMI Group, Inc.

PMI Plaza

3003 Oak Road

Walnut Creek, CA  94597

Attention:  General Counsel

VIA FAX 212-339-0849

FSA Portfolio Management Inc.,

c/o Financial Security Assurance Holdings Ltd.

31 West 52nd Street

New York, New York  10019

Attention:  General Counsel

VIA FAX 203 655 - 6044

Greenrange Partners LLC

114 Goodwives River Rd.

Darien, CT 06820

Attention:  James H. Ozanne

VIA FAX (801) 293-3907

SPS Holding Corp.

P. O. Box 65250

Salt Lake City, UT 84165-0250

Attention:  General Counsel

RE:  Exercise Notice

Ladies and Gentlemen:

Reference is made to that certain Option Agreement, dated as of August 12, 2005, by and among Credit Suisse First Boston (USA), Inc. (the “Optionee”), SPS Holding Corp., The PMI Group, Inc., FSA Portfolio Management Inc., and Greenrange Partners LLC (the “Option Agreement”).  Certain capitalized terms used herein shall have the meanings assigned to them in Option Agreement.

Pursuant to Section 3.1(a) of the Option Agreement, and subject to Section 3.1(b) of the Option Agreement, the Optionee hereby exercises the Option to purchase the Option Shares for the Exercise Price in accordance with the terms of the Option Agreement.  Please be advised that the Measurement Date shall be September 30, 2005.

Sincerely,

Credit Suisse First Boston (USA), Inc.

By:	/s/ James P. Healy
James P. Healy
Managing Director

cc:

VIA FAX 713-437-5370

Bracewell & Giuliani LLP

711 Louisiana Street, Suite 2300

Houston, Texas  77002

Attention:  William S. Anderson

VIA FAX (202) 778-9100

Thomas F. Cooney, III

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Avenue, N.W.

Second Floor

Washington, D.C.  20036

Acknowledgement of Receipt of Acceptance

Receipt of the foregoing notice of acceptance delivered by Credit Suisse First Boston (USA), Inc. on August 12, 2005 with respect to the exercise of the Option to purchase the Option Shares is hereby acknowledged this 12th day of August, 2005, and such notice is effective to exercise the right to purchase the Option Shares.  This Acknowledgement of Receipt of Acceptance may be executed in counterparts.

The PMI Group, Inc.

/s/ Victor J. Bacigalupi
Name: Victor J. Bacigalupi
Title Executive Vice President, Chief Administrative Officer and General Counsel

FSA Portfolio Management Inc.

/s/ Bruce E. Stern
Name: Bruce E. Stern
Title General Counsel and Managing Director

Greenrange Partners LLC

/s/ James H. Ozanne
Name:
Title

SPS Holding Corp.

/s/ Matt Hollingsworth
Name: Matt Hollingsworth
Title CEO